UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 25, 2014

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Merger Agreement

On June 24, 2014, Owens & Minor, Inc., a Virginia corporation (the “Company”), Mongoose Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), and Medical Action Industries Inc., a Delaware corporation (“MAI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the merger of Merger Sub with and into MAI (the “Merger”), with MAI surviving the Merger as a wholly owned subsidiary of the Company.

At the effective time of the Merger, each share of MAI’s common stock issued and outstanding immediately prior to the effective time (other than shares (i) owned by the Company or Merger Sub or any other subsidiary of the Company, (ii) held in the treasury of MAI, (iii) owned by any subsidiary of MAI or (iv) owned by stockholders who have exercised appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $13.80 in cash (the “Merger Consideration”), without interest.

Consummation of the Merger is subject to customary conditions, including without limitation (i) the approval by the holders of at least a majority of the outstanding shares of MAI’s common stock entitled to vote on the Merger, (ii) the absence of any law or regulation making consummation of the Merger illegal or otherwise prohibited, (iii) the absence of any order, injunction or other action issued by any governmental entity restraining, enjoining or otherwise prohibiting the Merger, and (iv) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including without limitation (x) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (y) the other party’s performance or compliance with its obligations under the Merger Agreement (subject to customary materiality qualifiers).

Concurrently with the execution and delivery of the Merger Agreement, and as an inducement to the Company’s willingness to enter into the Merger Agreement, the Company and Paul D. Meringolo (the “Stockholder”) entered into a Voting Agreement (the “Voting Agreement”), pursuant to which the Stockholder agrees to vote its shares of MAI’s common stock in favor of the adoption of the Merger Agreement and vote against any alternative acquisition proposal. The Voting Agreement limits the ability of the Stockholder to sell or otherwise transfer the shares of MAI’s common stock it beneficially owns. The Stockholder also agrees not to solicit alternative acquisition proposals. The Voting Agreement terminates upon the earliest of (i) the effective time of the Merger, (ii) the termination of the Merger Agreement and (iii) the making of any waiver, amendment or other modification of the Merger Agreement that reduces the amount or value of, or changes the type of, the Merger Consideration.

The Merger Agreement contains certain termination rights for MAI and the Company. Upon termination of the Merger Agreement under specified circumstances, MAI will be required to pay the Company a termination fee of $9,308,146. The Merger Agreement also provides that the Company will be required to pay MAI a reverse termination fee of $9,308,146 under certain circumstances specified in the Merger Agreement.

The representations, warranties and covenants of MAI contained in the Merger Agreement have been made solely for the benefit of the Company and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by (i) matters specifically disclosed in any reports filed by MAI with the Securities Exchange Commission prior to the date of the Merger Agreement and (ii) confidential disclosures made to the Company and Merger Sub in the disclosure schedules delivered in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding MAI or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of MAI or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in MAI’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding MAI that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that MAI files with the Securities Exchange Commission.

The foregoing description of the Merger Agreement, the Voting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the Voting Agreement, copies of each of which are attached hereto as Exhibits 10.1 and 99.1, which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 25, 2014, the Company and MAI issued a joint press release announcing that they have entered into the Merger Agreement, which press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit	Description

10.1	Agreement and Plan of Merger, dated as of June 24, 2014, by and among Owens & Minor, Inc., Mongoose Merger Sub Inc. and Medical Action Industries Inc.

99.1	Voting Agreement, dated as of June 24, 2014, by and between Owens & Minor, Inc. and Paul D. Meringolo.

99.2	Joint Press Release of Owens & Minor, Inc. and Medical Action Industries Inc., dated June 25, 2014, announcing the execution of the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: June 25, 2014	By:	/s/ Grace R. den Hartog
		Name:	Grace R. den Hartog
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated as of June 24, 2014, by and among Owens & Minor, Inc., Mongoose Merger Sub Inc. and Medical Action Industries Inc.

99.1	Voting Agreement, dated as of June 24, 2014, by and between Owens & Minor, Inc. and Paul D. Meringolo.

99.2	Joint Press Release of Owens & Minor, Inc. and Medical Action Industries Inc., dated June 25, 2014, announcing the execution of the Merger Agreement.